SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Joint Proxy Statement
[_]  Definitive Additional Materials



          THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
          THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")
     THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")
         THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
      THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN")
        THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. ("BCT")
                     THE BLACKROCK INCOME TRUST INC. ("BKT")
                     THE BLACKROCK HIGH YIELD TRUST ("BHY")
            THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC. ("BQT")
                 THE BLACKROCK ADVANTAGE TERM TRUST INC. ("BAT")
             THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
    THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")
        THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
    THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNJ")
     THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")
        THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC. ("BNA")
             THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
                 THE BLACKROCK STRATEGIC TERM TRUST INC. ("BGT")
          THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST ("BPS")
                 THE BLACKROCK STRATEGIC MUNICIPAL TRUST ("BSD")
                BLACKROCK FLORIDA MUNICIPAL INCOME TRUST ("BBF")
                    BLACKROCK MUNICIPAL INCOME TRUST ("BFK")
               BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST ("BFZ")
               BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST ("BNJ")
                BLACKROCK NEW YORK MUNICIPAL INCOME TRUST ("BNY")
             BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST ("BJZ")
                   BLACKROCK MUNICIPAL 2018 TERM TRUST ("BPK")
              BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST ("BLH")
                        BLACKROCK CORE BOND TRUST ("BHK")
                     BLACKROCK STRATEGIC BOND TRUST ("BHD")
--------------------------------------------------------------------------------
              (Name of Registrants as Specified In Their Charters)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                [BLACKROCK LOGO]

                                ----------------

                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2002

                                ----------------

          THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
          THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")
     THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")
         THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
      THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN")
        THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. ("BCT")
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536


                     THE BLACKROCK INCOME TRUST INC. ("BKT")
                     THE BLACKROCK HIGH YIELD TRUST ("BHY")
            THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC. ("BQT")
                 THE BLACKROCK ADVANTAGE TERM TRUST INC. ("BAT")
             THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
    THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")
        THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
    THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNJ")
     THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")
        THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC. ("BNA")
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102


             THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
                               51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019

                                    (CONT.)

                 THE BLACKROCK STRATEGIC TERM TRUST INC. ("BGT")
          THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST ("BPS")
                 THE BLACKROCK STRATEGIC MUNICIPAL TRUST ("BSD")
                BLACKROCK FLORIDA MUNICIPAL INCOME TRUST ("BBF")
                    BLACKROCK MUNICIPAL INCOME TRUST ("BFK")
               BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST ("BFZ")
               BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST ("BNJ")
                BLACKROCK NEW YORK MUNICIPAL INCOME TRUST ("BNY")
             BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST ("BJZ")
                   BLACKROCK MUNICIPAL 2018 TERM TRUST ("BPK")
              BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST ("BLH")
                        BLACKROCK CORE BOND TRUST ("BHK")
                     BLACKROCK STRATEGIC BOND TRUST ("BHD")
                              100 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809
                                 (THE "TRUSTS")

                                ----------------

                 NOTICE OF JOINT ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2002

                                ----------------

To the Stockholders/Shareholders of BKN, BRM, BFC, BRF, BLN, BCT, BKT, BHY, BQT, BAT, BMN, RAA, RFA, RNJ, RNY, BNA, BMT, BGT, BPS, BSD, BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BHK and BHD (collectively, the "Trusts"):

         The Joint Annual Meeting of Stockholders/Shareholders of the Trusts will be held at the East Side Marriott, 525 Lexington Avenue, New York, New York on Thursday, May 23, 2002 at 10:00 a.m. (New York City Time) for the following purposes:

     1. With respect to BNA, BKT, BQT, BMN, BMT, BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BHK and BHD to elect two Directors (or, where applicable, Trustees) and with respect to RNY, RNJ, RFA, RAA, BSD, BPS, BCT, BGT, BAT, BKN, BRM, BFC, BRF, BLN and BHY to elect three Directors (or, where applicable, Trustees) and each to hold office for the term indicated until their successors shall have been elected and qualified;

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         THE BOARD OF DIRECTORS OR TRUSTEES (THE "BOARD") OF EACH TRUST, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

         The Board of each Trust has fixed the close of business on February 28, 2002, as the record date for the determination of Stockholders/Shareholders entitled to notice of, and to vote at, the meeting.

                                       By order of the
                                       Board of each Trust


                                       Anne F. Ackerley, Secretary

New York, New York
April 1, 2002

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

          THE BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("BKN")
          THE BLACKROCK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BRM")
     THE BLACKROCK CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC. ("BFC")
         THE BLACKROCK FLORIDA INSURED MUNICIPAL 2008 TERM TRUST ("BRF")
      THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN")
        THE BLACKROCK BROAD INVESTMENT GRADE 2009 TERM TRUST INC. ("BCT")
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                     THE BLACKROCK INCOME TRUST INC. ("BKT")
                     THE BLACKROCK HIGH YIELD TRUST ("BHY")
            THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC. ("BQT")
                 THE BLACKROCK ADVANTAGE TERM TRUST INC. ("BAT")
             THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC. ("BMN")
    THE BLACKROCK CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RAA")
        THE BLACKROCK FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST ("RFA")
    THE BLACKROCK NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNJ")
     THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")
        THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC. ("BNA")
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102
             THE BLACKROCK INSURED MUNICIPAL TERM TRUST INC. ("BMT")
                               51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019
                 THE BLACKROCK STRATEGIC TERM TRUST INC. ("BGT")
          THE BLACKROCK PENNSYLVANIA STRATEGIC MUNICIPAL TRUST ("BPS")
                 THE BLACKROCK STRATEGIC MUNICIPAL TRUST ("BSD")
                BLACKROCK FLORIDA MUNICIPAL INCOME TRUST ("BBF")
                    BLACKROCK MUNICIPAL INCOME TRUST ("BFK")
               BLACKROCK CALIFORNIA MUNICIPAL INCOME TRUST ("BFZ")
               BLACKROCK NEW JERSEY MUNICIPAL INCOME TRUST ("BNJ")
                BLACKROCK NEW YORK MUNICIPAL INCOME TRUST ("BNY")
             BLACKROCK CALIFORNIA MUNICIPAL 2018 TERM TRUST ("BJZ")
                   BLACKROCK MUNICIPAL 2018 TERM TRUST ("BPK")
              BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST ("BLH")
                        BLACKROCK CORE BOND TRUST ("BHK")
                     BLACKROCK STRATEGIC BOND TRUST ("BHD")
                              100 BELLEVUE PARKWAY
                           WILMINGTON, DELAWARE 19809
                                 (THE "TRUSTS")

                                  -------------

                              JOINT PROXY STATEMENT

                                  -------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2002

                                  INTRODUCTION

         This joint proxy statement is furnished in connection with the solicitation by the respective Board of Directors or Trustees, as the case may be (the "Board"), of each of the Trusts of proxies to be voted at the Joint Annual Meeting of Stockholders or Shareholders, as the case may be, of the Trusts to be held on May 23, 2002, and any adjournment or postponement thereof (the "Meeting"). The Meeting will be held at the East Side Marriott Hotel, 525 Lexington Avenue, New York, New York, on May 23, 2002 at 10:00 a.m. (New York City Time). As used in the Notice of Joint Annual Meeting of Stockholders and as used herein, the term "Directors" shall include Trustees, the term "Stockholders" shall include Shareholders and the term "stock" shall include share where the use of the terms "Trustees" or "Shareholders" or "share" would otherwise be appropriate. This proxy statement and the enclosed proxy card are first being sent to the Trusts' stockholders on or about April 1, 2002.

         The Meeting is scheduled as a joint meeting of the respective stockholders of the Trusts because the stockholders of all the Trusts are expected to consider and vote on similar matters. The Board of each Trust has determined that the use of a joint Proxy Statement for the Meeting is in the best interest of each Trust's stockholders. In the event that any stockholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his Trust's meeting to a time immediately after the Meeting so that such Trust's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Stockholders of each Trust will vote separately on the Proposal relating to their Trust, and an unfavorable vote on a Proposal by the stockholders of one Trust will not affect the implementation of such Proposal by another Trust if the Proposal is approved by the stockholders of that Trust.

         The cost of soliciting proxies will be borne by each of the Trusts in proportion to the amount of proxies solicited on behalf of each Trust. In addition, certain officers, directors and employees of each of the Trusts, Prudential Investments Fund Management LLC, located at Gateway Center Three, 100 Mulberry Street Newark, New Jersey 07102, Princeton Administrators L.P., located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Brinson Advisors, Inc., located at 51 West 52nd Street, New York, New York 10019, BlackRock Advisors, Inc., located at 100 Bellevue Parkway, Wilmington, Delaware 19809, (the "Advisor") (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail. In addition, certain of the Trusts may employ Georgeson Shareholder Communications Inc. pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by each of the Trusts and is estimated to be approximately $3,500 per Trust.

         The affirmative vote of a plurality of the shares present at the Meeting at which a quorum is present is necessary to elect the Director nominees.

         Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the vote on the Proposal.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Shareholders may revoke their Proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds by delivering a subsequently dated Proxy or by attending and voting at the Meeting.

         The Board of each Trust has fixed the close of business on February 28, 2002, as the record date for the determination of stockholders of each Trust entitled to notice of, and to vote at, the Meeting. Stockholders of each Trust on that date will be entitled to one vote on each matter to be voted on by that Trust for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights.

         The holders of any Trust's preferred stock will have equal voting rights with the holders of that Trust's common stock (i.e., one vote per share), and will vote together with the holders of common stock as a single class on the proposal to elect Directors, except that the holders of preferred stock of each Trust which is electing Class I or II directors at this meeting, voting separately as a class, will separately elect a Director from each of such classes. The two Directors that have been designated as representing the holders of each respective Trust's preferred stock are Richard E. Cavanagh and Frank J. Fabozzi (see "Proposal: Election of Directors," below).

         Pursuant to the rules promulgated by the Securities and Exchange Commission the following table sets forth the proposal to be voted on by each
Trust:

                FUND                      VOTE ON DIRECTORS OF CLASS NUMBER
                ----                      ---------------------------------
                BBF                                      I
                BFK                                      I
                BFZ                                      I
                BHD                                      I
                BHK                                      I
                BJZ                                      I
                BKT                                      I
                BLH                                      I
                BMN                                      I
                BMT                                      I
                BNA                                      I
                BNJ                                      I
                BNY                                      I
                BPK                                      I
                BQT                                      I
                BAT                                     II
                BCT                                     II
                BGT                                     II
                BPS                                     II
                BSD                                     II
                RAA                                     II
                RFA                                     II
                RNJ                                     II
                RNY                                     II
                BFC                                    III
                BHY                                    III
                BKN                                    III
                BLN                                    III
                BRF                                    III
                BRM                                    III

         The following table sets forth the number of outstanding shares for each Trust at the close of business on February 28, 2002:

               TRUST           OUTSTANDING SHARES OF      OUTSTANDING SHARES OF
                                   COMMON STOCK               PREFERRED STOCK
                BKN                 16,707,093                     5,862
                BRM                 27,207,093                    10,840
                BFC                 10,407,093                     4,182
                BRF                  8,707,093                     3,366
                BLN                 11,257,093                     4,382
                BCT                  2,957,093                        --
                BKT                 62,849,878                        --
                BHY                  6,331,805                        --
                BQT                 36,810,639                        --
                BAT                  9,510,667                        --
                BMN                 45,410,639                    11,964
                RAA                  1,007,093                       300
                RFA                  1,127,093                       340
                RNJ                  1,007,093                       300
                RNY                  1,307,093                       392
                BNA                 34,553,293                        --
                BMT                 25,885,639                     6,816
                BGT                 57,510,639                        --
                BPS                  2,015,492                       700
                BSD                  7,242,261                     2,480
                BBF                  6,629,838                     2,302
                BFK                 43,409,271                    15,005
                BFZ                 14,972,517                     5,278
                BNJ                  7,389,401                     2,552
                BNY                 12,465,317                     4,390
                BJZ                  6,433,028                     2,221
                BPK                 15,908,028                     5,504
                BLH                  3,633,028                     1,256
                BHK                 27,018,774                        --
                BHD                  7,009,425                        --

         For each Trust in the above table the class or classes of stock listed above are the only authorized class or classes of stock.

         The principal executive offices of BKN, BRM, BFC, BRF, BLN and BCT are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, the principal executive offices of BKT, BHY, BQT, BAT, BMN, RAA, RFA, RNJ, RNY and BNA are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, the principal executive office of BMT is located at 51 West 52nd Street, New York, New York 10019 and the principal executive offices of BGT, BPS, BSD, BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BHK and BHD are located at 100 Bellevue Parkway, Wilmington, Delaware 19809.

         EACH TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF SUCH TRUST'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO BLACKROCK ADVISORS, INC., 100 BELLEVUE PARKWAY, WILMINGTON, DE 19809 (TELEPHONE NUMBER (800) 227-7BFM (7236)).

         As of February 28, 2002, to the knowledge of each Trust, no person beneficially owned more than 5% of any Trust except as set forth in the following table:

                                     NAME & ADDRESS OF          AMOUNT OF BENEFICIAL
            TRUST                    BENEFICIAL OWNER                 OWNERSHIP                PERCENT OF CLASS
             BNA                Wachovia Corporation                 11,598,848                      33.3%
                                One Wachovia Center
                                Charlotte, North Carolina
                                28288-0137
             BCT                Karpus Management, Inc.                 155,125                       5.3%
                                14 Tobey Village Office
                                Park Pittsford, New York
                                14534
             BAT                Karpus Management, Inc.               1,136,525                      12.0%
                                14 Tobey Village Office
                                Park
                                Pittsford, New York 14534
             BAT                SIT Investment Associates,              611,200                       6.4%
                                Inc. 4600 Norwest Center
                                90 South Seventh Street
                                Minneapolis, MN 55402
             BGT                Federal Home Loan Mortgage            3,526,800                       6.1%
                                Corporation
                                8200 Jones Branch Drive
                                Mclean, Virginia 22102
             BGT                Wachovia Corporation                  9,617,280                      16.7%
                                One Wachovia Center
                                Charlotte, North Carolina
                                28288-0137
             RAA                                                        242,400                      24.1%
                                M.H. Whittier Corporation,
                                James E. Greene, Arlo G.
                                Sorensen, Michael J. Casey
                                & Whittier Trust Company,
                                1600 Huntington Drive,
                                South Pasadena, California
                                91030

         With respect to the above chart, all stock is common stock.


                         PROPOSAL: ELECTION OF DIRECTORS

         With respect to BMN, BKT, BMT, BQT, BBF, BFK, BFZ, BNJ, BNA, BNY, BJZ, BPK, BLH, BHK and BHD at the Meeting, Class I Directors will be elected to serve for a term of three years and until their successors are elected and qualified. With respect to BCT, BAT, RAA, RFA, RNJ, RNY, BGT, BPS, and BSD and at the Meeting, Class II Directors will be elected to serve for a term of three years and until their successors are elected and qualified. With respect to BRM, BFC, BRF, BLN, BKN and BHY at the Meeting, Class III Directors will be elected to serve for a term of three years and until their successors are elected and qualified. There are two or three nominees  with  respect  to each of the Trusts  because  each  Trust's  Board is classified into three classes and only one class is being elected at the Meeting. The other classes will be elected at subsequent annual meetings of stockholders. In addition, with respect to BAT, BCT, and BQT respectively, nominees elected as Directors of BAT, BCT, and BQT, respectively, will be appointed by BAT, BCT and BQT respectively, to serve as Directors of their respective wholly-owned subsidiaries, BAT Subsidiary Inc. ("BATS"), BCT Subsidiary Inc. ("BCTS") and BQT Subsidiary Inc. ("BQTS"), each of which has identical investment objectives and policies to BAT, BCT, and BQT respectively. For each of the Trusts, the affirmative vote of a plurality of the shares present at the Meeting at which a quorum is present is required to elect the nominees representing the common stock and for each Trust with a class of preferred stock, the affirmative vote of a plurality of the preferred stock shares of each Trust electing Class I or II directors at this meeting present at the Meeting is required to elect Messrs. Fabozzi and Cavanagh. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. THE BOARD OF EACH TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

         The Board of each Trust knows of no reason why any of the nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as each Board may recommend.

INFORMATION REGARDING NOMINEES AND DIRECTORS

         Certain information concerning the nominees for each of the Trusts is set forth below. All of the nominees are currently Directors of each of the Trusts, including BATS, BCTS, and BQTS and have served in such capacity since each of the Trusts commenced their respective operations except that Richard E. Cavanagh has served as Director since his appointment by the Boards (of BKN, BRM, BFC, BRF, BLN, BCT, BKT, BQT, BAT, BMN, RAA, RFA, RNJ, RNY, BNA, BMT and
BGT) on August 11, 1994 to fill a vacancy; with respect to BKT, BQT, BAT, BGT, BMN, BNA and BMT, James Clayburn La Force, Jr. has served as Director since his election at the Trusts' annual meeting of stockholders on June 19, 1992; and Walter F. Mondale, who was previously a Director of BKN, BRM, BFC, BLN, BCT, BKT, BQT, BAT, BMN, BMT, BGT, RFA, RAA, RNJ, RNY, BNA and BRF from inception to August 12, 1993, has served as Director since his election at the Trusts' annual meeting of stockholders on April 15, 1997. In addition, Mr. Laurence D. Fink serves as Chairman of the Board and a Director of Anthracite Capital, Inc., Director of BlackRock's offshore funds and alternative investment vehicles and President, Treasurer and Trustee of the BlackRock Funds. Mr. Ralph L.
Schlosstein also serves as a Chairman and President of the BlackRock Provident Institutional Funds and Director of several of BlackRock's alternative investment vehicles. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined by Section 2(a)(19) of the Investment Company Act of 1940) are indicated by an asterisk(*). Unless specified otherwise below, the business address of the Directors and officers of each of the Trusts is 345 Park Avenue, New York, New York 10154 and the address of the Advisor is 100 Bellevue Parkway, Wilmington, Delaware 19809.

                                                        NUMBER OF PORTFOLIOS IN
                                                        FUND COMPLEX OVERSEEN BY     OTHER DIRECTORSHIPS HELD BY
  NAME, ADDRESS AND       PRINCIPAL OCCUPATION(S)       DIRECTOR OR NOMINEE FOR        DIRECTOR OR NOMINEE FOR
        AGE(1)              DURING PAST 5 YEARS                 DIRECTOR                       DIRECTOR
---------------------   ----------------------------    --------------------------  ----------------------------
INTERESTED DIRECTORS:

Laurence D. Fink*       Chairman and Chief                       30(2)              President, Treasurer and a
Age: 49                 Executive Officer of                                        Trustee of the BlackRock
Class III               BlackRock, Inc. since its                                   Funds, Chairman of the Board
                        formation in 1998 and of                                    and Director of Anthracite
                        BlackRock, Inc.'s                                           Capital, Inc., a Director of
                        predecessor entities since                                  BlackRock's offshore funds
                        1988. Chairman of the                                       and alternative investment
                        Management Committee.                                       vehicles and Chairman of the
                        Formerly, Managing Director                                 Board of Nomura BlackRock
                        of the First Boston                                         Asset Management Co., Ltd.
                        Corporation, Member of its                                  Currently, Co-Chairman of
                        Management Committee,                                       the
                        Co-head of its Taxable                                      Board of Trustees of Mount
                        Fixed Income Division and                                   Sinai-New York University
                        Head of its Mortgage and                                    Medical Center and Health
                        Real Estate Products Group.                                 System and a Member of the
                        Currently, Chairman of the                                  Board of Phoenix House.
                        Board of each of  the
                        closed-end Trusts in which
                        BlackRock Advisors, Inc.
                        acts as investment advisor.


Ralph L. Schlosstein*   Director since 1999 and                  30(2)              Chairman and President of the
Age 51                  President of BlackRock, Inc.                                BlackRock Provident
Class II                since its formation in 1998                                 Institutional Funds.
                        and of BlackRock, Inc.'s                                    Director of several of
                        predecessor entities since                                  BlackRock's alternative
                        1988. Member of the                                         investment vehicles.
                        Management Committee and                                    Currently, a Member of the
                        Investment Strategy Group of                                Visiting Board of Overseers
                        BlackRock, Inc. Formerly,                                   of the John F. Kennedy School
                        Managing Director of Lehman                                 of Government at Harvard
                        Brothers, Inc. and Co-head                                  University, the Financial
                        of its Mortgage and Savings                                 Institutions Center Board of
                        Institutions Group.                                         the Wharton School of the
                        Currently, President and                                    University of Pennsylvania, a
                        Director of each of the                                     trustee of Trinity School in
                        closed-end Trusts in which                                  New York City and a Trustee
                        BlackRock Advisors, Inc.                                    of New Visions for Public
                        acts as investment advisor.                                 Education in New York City.
                                                                                    Formerly, a Director of Pulte
                                                                                    Corporation and a Member of
                                                                                    Fannie Mae's Advisory Council.



INDEPENDENT DIRECTORS:

Andrew F. Brimmer       President of Brimmer &                   30(2)              Director of CarrAmerica
P.O. Box 4546           Company, Inc., a                                            Realty Corporation and
New York, NY 10163      Washington, D.C.-based                                      Borg-Warner Automotive.
Age: 75                 economic and financial                                      Formerly member of the Board
Class III               consulting firm.  Lead                                      of Governors of the Federal
                        Director and Chairman of                                    Reserve System. Formerly
                        the Audit Committee of each                                 Director of AirBorne Express,
                        of the closed-end Trusts in                                 BankAmerica Corporation (Bank
                        which BlackRock Advisors                                    of America), Bell South
                        Inc. acts as investment                                     Corporation, College
                        advisor.                                                    Retirement Equities Fund.

                                                        NUMBER OF PORTFOLIOS IN
                                                        FUND COMPLEX OVERSEEN BY     OTHER DIRECTORSHIPS HELD BY
  NAME, ADDRESS AND       PRINCIPAL OCCUPATION(S)       DIRECTOR OR NOMINEE FOR        DIRECTOR OR NOMINEE FOR
        AGE(1)              DURING PAST 5 YEARS                 DIRECTOR                       DIRECTOR
---------------------   ----------------------------    --------------------------  ----------------------------
Andrew F. Brimmer                                                                   (Trustee), Commodity
(cont.)                                                                             Exchange, Inc. (Public
                                                                                    Governor), Connecticut Mutual
                                                                                    Life Insurance Company, E.I.
                                                                                    Dupont de Nemours & Company,
                                                                                    Equitable Life Assurance
                                                                                    Society of the United States,
                                                                                    Gannett Company,
                                                                                    Mercedes-Benz of North
                                                                                    America, MNC Financial
                                                                                    Corporation (American
                                                                                    Security Bank), NMC Capital
                                                                                    Management, Navistar
                                                                                    International Corporation,
                                                                                    PHH Corp. and UAL Corporation
                                                                                    (United Airlines).


Richard E. Cavanagh     President and Chief                      30(2)              Trustee Emeritus, Wesleyan
P.O. Box 4546           Executive Officer of The                                    University, Trustee: Drucker
New York, NY 10163      Conference Board, Inc., a                                   Foundation, Airplanes Group,
Age: 55                 leading global business                                     Aircraft Finance Trust (AFT)
Class I                 membership organization,                                    and Educational Testing
                        from 1995-present.  Former                                  Service (ETS).  Director,
                        Executive Dean of the John                                  Arch Chemicals, Fremont Group
                        F. Kennedy School of                                        and The Guardian Life
                        Government at Harvard                                       Insurance Company of America.
                        University from 1988-1995.
                        Acting Director, Harvard
                        Center for Business and
                        Government (1991-1993).
                        Formerly Partner
                        (principal) of McKinsey &
                        Company, Inc. (1980-1988).
                        Former Executive Director
                        of Federal Cash Management,
                        White House Office of
                        Management and Budget
                        (1977-1979).  Co-author,
                        THE WINNING PERFORMANCE
                        (best selling management
                        book published in 13
                        national editions).


Kent Dixon              Consultant/Investor.                     30(2)              Former Director of ISFA (the
P.O. Box 4546           Former President and Chief                                  owner of INVEST, a national
New York, NY 10163      Executive Officer of Empire                                 securities brokerage service
Age: 64                 Federal  Savings Bank of                                    designed for banks and thrift
Class III               America and Banc PLUS                                       institutions).
                        Savings Association, former
                        Chairman of the Board,
                        President and Chief
                        Executive Officer of
                        Northeast Savings.

                                                        NUMBER OF PORTFOLIOS IN
                                                        FUND COMPLEX OVERSEEN BY     OTHER DIRECTORSHIPS HELD BY
  NAME, ADDRESS AND       PRINCIPAL OCCUPATION(S)       DIRECTOR OR NOMINEE FOR        DIRECTOR OR NOMINEE FOR
        AGE(1)              DURING PAST 5 YEARS                 DIRECTOR                       DIRECTOR
---------------------   ----------------------------    --------------------------  ----------------------------
Frank J. Fabozzi        Consultant.  Editor of THE               30(2)              Director, Guardian Mutual
P.O. Box 4546           JOURNAL OF PORTFOLIO                                        Funds Group.
New York, NY 10163      MANAGEMENT and Adjunct
Age:  53                Professor of Finance at the
Class II                School of Management at
                        Yale University.   Author
                        and editor of several books
                        on fixed income portfolio
                        management.  Visiting
                        Professor of Finance and
                        Accounting at the Sloan
                        School of Management,
                        Massachusetts Institute of
                        Technology from 1986 to
                        August 1992.


James Clayburn          Dean Emeritus of The John                30(2)              Director, Jacobs Engineering
P.O. Box 4546           E. Anderson Graduate School                                 Group, Inc., Payden & Rygel
New York, NY 10163      of Management, University                                   Investment Trust, Provident
Age: 73                 of California since July 1,                                 Investment Counsel Funds,
Class I                 1993.  Acting Dean of The                                   Timken Company and Trust for
                        School of Business, Hong                                    Investment Managers.
                        Kong University of Science
                        and Technology 1990-1993.
                        from 1978 to September
                        1993, Dean of The John E.
                        Anderson Graduate School of
                        Management, University of
                        California.


Walter F. Mondale       Partner,  Dorsey &                       30(2)              Director, Northwest Airlines
P.O. Box 4546           Whitney,  a law  firm                                       Corp., UnitedHealth Group.
New York, NY 10163      (December  1996  -                                          Formerly, Director RBC Dain
Age: 74                 present, September  1987                                    Rauscher Inc.
Class II                -  August  1993).
                        Formerly  U.S.  Ambassador
                        to Japan (1993  -
                        1996).   Formerly, Vice
                        President  of  the  United
                        States, U.S.  Senator and
                        Attorney General of the
                        State  of  Minnesota.  1984
                        Democratic Nominee for
                        President of the United
                        States.

----------

(1) Only Class I Directors are standing for election at the Meeting by BMN, BNA, BKT, BMT, BQT, BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BHK and BHD, only Class II Directors are standing for election at the Meeting by BCT, BAT, RAA, RFA, RNJ, RNY, BGT, BPS and BSD and only Class III Directors are standing for election at the Meeting by BRM, BFC, BRF, BLN, BKN and BHY.

(2) As of the date of this proxy statement the Fund Complex consists of 30 active closed-end funds, each with one investment portfolio.

HOLDINGS OF DIRECTORS

         The following chart lists the number of shares beneficially owned and the number of share equivalents owned by the Directors pursuant to the Directors' deferred compensation plan.

                                         TRUST          SHARE
                                         SHARES        EQUIVA-        % OF SHARES
        DIRECTOR            TRUST       OWNED(1)       LENTS(2)        OUTSTANDING
----------------------     -------      --------      ---------       -------------
INTERESTED DIRECTORS:

Laurence D. Fink*           BKT            16,680           --              (3)
                            BAT              10             --
                            BGT              10             --
                            BMN              10             --
                            BMT              10             --
                            BRM              10             --
                            RNJ              10             --
                            BCT              10             --
                            BQT              10             --
                            BKN              10             --
                            BSD              10             --
                            BHY            1,000            --
                            BNA              10             --
                            BNJ              10             --
                            BFK              10             --
                            BPK              10             --
                            BHK              10             --

Ralph L. Schlosstein*       BKT            6,000            --              (3)
                            BAT             100             --
                            BGT             100             --
                            BMN             100             --
                            BMT             100             --
                            BRM             100             --
                            BLN             100             --
                            BKN             100             --
                            RNY             100             --
                            BCT             100             --
                            BQT             100             --
                            BSD             100             --
                            BHY            1,000            --
                            BNA            1,500            --
                            BFK             100             --
                            BPK             100             --
                            BHK             100             --
                            BNY             100             --
                            BLH             100             --

INDEPENDENT DIRECTORS:

Andrew F. Brimmer           BKT             110           1,010             (3)
                            BAT              10            690

                                         TRUST          SHARE
                                         SHARES        EQUIVA-        % OF SHARES
        DIRECTOR            TRUST       OWNED(1)       LENTS(2)        OUTSTANDING
----------------------     -------      --------      ---------       -------------
Andrew F. Brimmer         BGT              10             --
(cont.)                   BMN              10             --
                          BMT              10             --
                          BRM              10             --
                          BKN              10             --
                          BCT              20            597
                          BQT              10            849
                          BSD              25             --
                          BHY             200            587
                          BNA              10            711
                          BFK             100             --
                          BPK              25             --
                          BHK              25             --

Richard E. Cavanagh       BKN             500             --              (3)
                          BKT             500           3,164
                          BAT             100             --
                          BGT             100             --
                          BMN             100             --
                          BMT             100             --
                          BRM             100             --
                          BLN             100             --
                          RNY             100             --
                          BCT             100             --
                          BQT             100             --
                          BSD             500             --
                          BHY             200           1,956
                          BNA             100             --
                          BFK             300             --
                          BPK             300             --
                          BHK             500             --
                          BNY             300             --
                          BLH             100             --

Kent Dixon                BKT            22,000           --              (3)
                          BAT             100             --
                          BGT             100             --
                          BMN             100             --
                          BMT             100             --
                          BRM             100             --
                          BRF             100             --
                          BKN             100             --
                          RFA             100             --
                          BCT             100             --
                          BQT             100             --
                          BSD             100             --
                          BHY            5,000            --
                          BNA             100             --
                          BFK             100             --
                          BPK             100             --
                          BHK             100             --
                          BBF             100             --

                                         TRUST          SHARE
                                         SHARES        EQUIVA-        % OF SHARES
        DIRECTOR            TRUST       OWNED(1)       LENTS(2)        OUTSTANDING
----------------------     -------      --------      ---------       -------------
Frank J. Fabozzi          BKT              10             --              (3)
                          BAT              10             --
                          BGT              10             --
                          BMN              10             --
                          BMT              10             --
                          BRM              10             --
                          BKN              10             --
                          BCT              10             --
                          BQT              10             --
                          BSD             100             --
                          BPS             100             --
                          BHY              10             --
                          BNA              10             --
                          BFK              20             --
                          BPK              20             --
                          BHK              20             --

James Clayburn            BKT              10           6,406             (3)
La Force, Jr.             BAT              10           4,174
                          BGT              10             --
                          BMN              10             --
                          BMT              10             --
                          BRM              10             --
                          BFC            3,410            --
                          BKN              10             --
                          RAA              10             --
                          BCT              10           3,194
                          BQT              10           5,098
                          BSD             750             --
                          BHY            1,000          4,258
                          BNA              10           4,212
                          BFK             100             --
                          BPK             100             --
                          BHK             100             --
                          BFZ             100             --
                          BJZ             100             --

Walter F. Mondale         BKT              20           2,938             (3)
                          BAT              20           1,920
                          BGT              20             --
                          BMN            1,020            --
                          BMT            1,020            --
                          BQT              20           2,345
                          BRM              20             --
                          BKN              20             --
                          BCT              20           1,493
                          BSD              20             --
                          BHY             300           1,914
                          BNA              20           1,976
                          BHK            1,000            --
                          BFK              20             --
                          BPK            1,000            --

----------
(1) As of February 28, 2002. If a Trust is not listed the Director does not own any shares of the Trust.

(2) Represents, as of February 28, 2002, the approximate number of share equivalents owned under the deferred compensation plan (described below) in each Trust by the Independent Directors of the Trusts who have participated in the deferred compensation plan. Share equivalents are held in cash accounts by each Trust on behalf of the Independent Directors in connection with the deferred compensation plan. Under the deferred compensation plan, BAT, BCT, BHY, BKT, BNA and BQT are eligible investments. Messrs. Fink and Schlosstein are not eligible to participate in the deferred compensation plan.

(3)  Less than 1% of each Trust listed (including share equivalents).

     The following table sets forth the dollar range of equity securities beneficially owned and share equivalents held by each Director.

                                                            AGGREGATE                                            AGGREGATE DOLLAR
NAME                      DOLLAR RANGE OF EQUITY          DOLLAR RANGE OF          DOLLAR RANGE OF SHARE          RANGE OF EQUITY
----                  SECURITIES IN EACH TRUST(1)(2)          EQUITY             EQUIVALENTS IN EACH TRUST         SECURITIES AND
                      ------------------------------     SECURITIES OF ALL       -------------------------       SHARE EQUIVALENTS
                       TRUST          DOLLAR RANGE         TRUSTS(1)(2)          TRUST        DOLLAR RANGE       OF ALL THE TRUSTS
                       -----          ------------         ------------          -----        ------------       -----------------
INTERESTED DIRECTORS:
Laurence D. Fink        BKT           over $100,000       over $100,000           BKT               --            Over $100,000(2)
                        BAT            $1-$10,000                                 BAT               --
                        BGT            $1-$10,000                                 BGT               --
                        BMN            $1-$10,000                                 BMN               --
                        BMT            $1-$10,000                                 BMT               --
                        BRM            $1-$10,000                                 BRM               --
                        BKN            $1-$10,000                                 BKN               --
                        BCT            $1-$10,000                                 BCT               --
                        BQT            $1-$10,000                                 BQT               --
                        BSD            $1-$10,000                                 BSD               --
                        BHY         $10,001-$50,000                               BHY               --
                        BNA            $1-$10,000                                 BNA               --
                        RNJ            $1-$10,000                                 RNJ               --
                        BNJ            $1-$10,000                                 BNJ               --
                        BFK            $1-$10,000                                 BFK               --
                        BPK            $1-$10,000                                 BPK               --
                        BHK            $1-$10,000                                 BHK               --


Ralph L. Schlosstein    BKT         $10,001-$50,000      $50,001-$100,000         BKT               --          $50,0001-$100,000(2)
                        BAT            $1-$10,000                                 BAT               --
                        BGT            $1-$10,000                                 BGT               --
                        BMN            $1-$10,000                                 BMN               --
                        BMT            $1-$10,000                                 BMT               --
                        BRM            $1-$10,000                                 BRM               --
                        BKN            $1-$10,000                                 BKN               --
                        BCT            $1-$10,000                                 BCT               --
                        BQT            $1-$10,000                                 BQT               --
                        BSD            $1-$10,000                                 BSD               --

                                                            AGGREGATE                                            AGGREGATE DOLLAR
NAME                      DOLLAR RANGE OF EQUITY          DOLLAR RANGE OF          DOLLAR RANGE OF SHARE          RANGE OF EQUITY
----                  SECURITIES IN EACH TRUST(1)(2)          EQUITY             EQUIVALENTS IN EACH TRUST         SECURITIES AND
                      ------------------------------     SECURITIES OF ALL       -------------------------       SHARE EQUIVALENTS
                       TRUST          DOLLAR RANGE         TRUSTS(1)(2)          TRUST        DOLLAR RANGE       OF ALL THE TRUSTS
                       -----          ------------         ------------          -----        ------------       -----------------
Ralph L. Schlosstein    BHY         $10,001-$50,000                               BHY               --
(cont.)                 BNA         $10,001-$50,000                               BNA               --
                        BKN            $1-$10,000                                 BKN               --
                        RNY            $1-$10,000                                 RNY               --
                        BFK            $1-$10,000                                 BFK               --
                        BPK            $1-$10,000                                 BPK               --
                        BHK            $1-$10,000                                 BHK               --
                        BNY            $1-$10,000                                 BNY               --
                        BLH            $1-$10,000                                 BLH               --

INDEPENDENT  DIRECTORS:

Andrew F. Brimmer       BKT            $1-$10,000            $1-$10,000           BKT          $1-$10,000         $50,001-$100,000
                        BAT            $1-$10,000                                 BAT          $1-$10,000
                        BGT            $1-$10,000                                 BGT               --
                        BMN            $1-$10,000                                 BMN               --
                        BMT            $1-$10,000                                 BMT               --
                        BRM            $1-$10,000                                 BRM               --
                        BKN            $1-$10,000                                 BKN               --
                        BCT            $1-$10,000                                 BCT          $1-$10,000
                        BQT            $1-$10,000                                 BQT          $1-$10,000
                        BSD            $1-$10,000                                 BSD               --
                        BHY            $1-$10,000                                 BHY          $1-$10,000
                        BNA            $1-$10,000                                 BNA          $1-$10,000
                        BFK            $1-$10,000                                 BFK               --
                        BPK            $1-$10,000                                 BPK               --
                        BHK            $1-$10,000                                 BHK               --


Richard E. Cavanagh     BKT            $1-$10,000         $10,000-$50,000         BKT        $10,001-$50,000      $50,001-$100,000
                        BAT            $1-$10,000                                 BAT               --
                        BGT            $1-$10,000                                 BGT               --
                        BMN            $1-$10,000                                 BMN               --
                        BMT            $1-$10,000                                 BMT               --
                        BRM            $1-$10,000                                 BRM               --
                        BKN            $1-$10,000                                 BKN               --
                        BCT            $1-$10,000                                 BCT               --
                        BQT            $1-$10,000                                 BQT               --
                        BSD            $1-$10,000                                 BSD               --
                        BHY            $1-$10,000                                 BHY        $10,001-$50,000
                        BNA            $1-$10,000                                 BNA               --
                        BRF            $1-$10,000                                 BRF               --
                        RFA            $1-$10,000                                 RFA               --
                        BFK            $1-$10,000                                 BFK               --
                        BPK            $1-$10,000                                 BPK               --
                        BHK            $1-$10,000                                 BHK               --
                        BNY            $1-$10,000                                 BNY               --
                        BLH            $1-$10,000                                 BLH               --


Kent Dixon              BKT          over $100,000         over $100,000          BKT               --              over $100,000
                        BAT            $1-$10,000                                 BAT               --
                        BGT            $1-$10,000                                 BGT               --
                        BMN            $1-$10,000                                 BMN               --

                                                            AGGREGATE                                            AGGREGATE DOLLAR
NAME                      DOLLAR RANGE OF EQUITY          DOLLAR RANGE OF          DOLLAR RANGE OF SHARE          RANGE OF EQUITY
----                  SECURITIES IN EACH TRUST(1)(2)          EQUITY             EQUIVALENTS IN EACH TRUST         SECURITIES AND
                      ------------------------------     SECURITIES OF ALL       -------------------------       SHARE EQUIVALENTS
                       TRUST          DOLLAR RANGE         TRUSTS(1)(2)          TRUST        DOLLAR RANGE       OF ALL THE TRUSTS
                       -----          ------------         ------------          -----        ------------       -----------------
Kent Dixon              BMT            $1-$10,000                                 BMT               --
(cont.)                 BRM            $1-$10,000                                 BRM               --
                        BKN            $1-$10,000                                 BKN               --
                        BCT            $1-$10,000                                 BCT               --
                        BQT            $1-$10,000                                 BQT               --
                        BSD            $1-$10,000                                 BSD               --
                        BHY         $50,001-$100,000                              BHY               --
                        BNA            $1-$10,000                                 BNA               --
                        BRF            $1-$10,000                                 BRF               --
                        RFA            $1-$10,000                                 RFA               --
                        BFK            $1-$10,000                                 BFK               --
                        BPK            $1-$10,000                                 BPK               --
                        BHK            $1-$10,000                                 BHK               --
                        BBF            $1-$10,000                                 BBF               --


Frank J. Fabozzi        BKT            $1-$10,000             $1-$10,000          BKT               --             $1-$10,000
                        BAT            $1-$10,000                                 BAT               --
                        BGT            $1-$10,000                                 BGT               --
                        BMN            $1-$10,000                                 BMN               --
                        BMT            $1-$10,000                                 BMT               --
                        BRM            $1-$10,000                                 BRM               --
                        BKN            $1-$10,000                                 BKN               --
                        BCT            $1-$10,000                                 BCT               --
                        BQT            $1-$10,000                                 BQT               --
                        BSD            $1-$10,000                                 BSD               --
                        BHY            $1-$10,000                                 BHY               --
                        BNA            $1-$10,000                                 BNA               --
                        BPS            $1-$10,000                                 BPS               --
                        BFK            $1-$10,000                                 BFK               --
                        BPK            $1-$10,000                                 BPK               --
                        BHK            $1-$10,000                                 BHK               --


James Clayburn La       BKT            $1-$10,000        $50,001-$100,000         BKT        $10,001-$50,000      over $100,000
Force, Jr.              BAT            $1-$10,000                                 BAT        $10,001-$50,000
                        BGT            $1-$10,000                                 BGT               --
                        BMN            $1-$10,000                                 BMN               --
                        BMT            $1-$10,000                                 BMT               --
                        BRM            $1-$10,000                                 BRM               --
                        BKN            $1-$10,000                                 BKN               --
                        BCT            $1-$10,000                                 BCT        $10,001-$50,000
                        BQT            $1-$10,000                                 BQT        $10,001-$50,000
                        BSD         $10,001-$50,000                               BSD               --
                        BHY         $10,001-$50,000                               BHY        $10,001-$50,000
                        BNA            $1-$10,000                                 BNA        $10,001-$50,000
                        BFC         $50,001-$100,000                              BFC               --
                        RAA            $1-$10,000                                 RAA               --
                        BFK            $1-$10,000                                 BFK               --
                        BPK            $1-$10,000                                 BPK               --
                        BHK            $1-$10,000                                 BHK               --
                        BFZ            $1-$10,000                                 BFZ               --
                        BJZ            $1-$10,000                                 BJZ               --

                                                            AGGREGATE                                            AGGREGATE DOLLAR
NAME                      DOLLAR RANGE OF EQUITY          DOLLAR RANGE OF          DOLLAR RANGE OF SHARE          RANGE OF EQUITY
----                  SECURITIES IN EACH TRUST(1)(2)          EQUITY             EQUIVALENTS IN EACH TRUST         SECURITIES AND
                      ------------------------------     SECURITIES OF ALL       -------------------------       SHARE EQUIVALENTS
                       TRUST          DOLLAR RANGE         TRUSTS(1)(2)          TRUST        DOLLAR RANGE       OF ALL THE TRUSTS
                       -----          ------------         ------------          -----        ------------       -----------------

Walter F. Mondale       BKT            $1-$10,000        $50,001-$100,000       BKT          $10,001-$50,000       over $100,000
                        BAT            $1-$10,000                               BAT          $10,001-$50,000
                        BGT            $1-$10,000                               BGT                 --
                        BMN         $10,001-$50,000                             BMN                 --
                        BMT         $10,001-$50,000                             BMT                 --
                        BRM            $1-$10,000                               BRM                 --
                        BKN            $1-$10,000                               BKN                 --
                        BCT            $1-$10,000                               BCT          $10,001-$50,000
                        BQT            $1-$10,000                               BQT          $10,001-$50,000
                        BSD            $1-$10,000                               BSD                 --
                        BHY            $1-$10,000                               BHY          $10,001-$50,000
                        BNA            $1-$10,000                               BNA          $10,001-$50,000
                        BFK            $1-$10,000                               BFK                 --
                        BPK         $10,001-$50,000                             BPK                 --
                        BHK         $10,001-$50,000                             BHK                 --


  --------------
(1) As of February 28, 2002. If a Trust is not listed the Director does not own any shares of the Trust.

(2) Messrs. Fink and Schlosstein are not eligible to participate in the deferred compensation plan. Therefore, they own the same amount of equity securities without share equivalents as equity securities including share equivalents.

MEETINGS AND COMMITTEES OF THE BOARD OF EACH TRUST

MEETINGS OF THE BOARDS

         Eight meetings of the Board of BNA and six meetings of the Boards of BCT, BHY, BKN, BKT, RAA, RFA, RNJ and RNY were held between November 1, 2000 and October 31, 2001. Seven meetings of the Boards of BMN, BFC, BLN, BMT, BRF and BRM and six meetings of the Boards of BPS, BQT, BAT, BGT and BSD were held between January 1, 2001 and December 31, 2001.

         Each Trust has an Executive Committee composed of Messrs. Fink and Schlosstein. Seven meetings of the Executive Committee of BCT, BHY, BKN, BKT, BNA, RAA, RFA, RNJ and RNY and were held between November 1, 2000 and October 31, 2001. Seven meetings of the Executive Committee of BAT, BFC, BGT, BLN, BMN, BMT, BPS, BRF, BRM, BQT and BSD were held between January 1, 2001 and December 31, 2001.

AUDIT COMMITTEE

         Each of the Trusts has an Audit Committee composed of all the Directors who are not interested persons of such Trust or the Advisor (the "Independent Directors") which is charged with recommending a firm of independent accountants to its respective Trust and reviewing accounting matters with the accountants. With respect to BCT, BHY, BKN, BKT, BNA, RAA, RFA, RNJ and RNY, there were four meetings of the Audit Committee held between November 1, 2000 and October 31, 2001, two of which were "in person" and two of which were telephonic. With respect to BAT, BFC, BGT, BLN, BMN, BMT, BPS, BRF, BRM, BQT and BSD, there were two meetings of the Audit Committee held between January 1, 2001 and December 31, 2001.

         The Audit Committee of the Trusts present the following report:

         The Audit Committee of each Trust (except for BHK and BHD) has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of each Trust with management of each respective Trust, (ii) the Audit Committee discussed with the independent auditors the matters required to be discussed by the Statements on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1 and has discussed with the auditors the auditors' independence and (iv) the Audit Committee recommended to the Board of Directors of each Trust that the financial statements be included in each Trust's Annual Report for the past fiscal year.

         BHK and BHD are newly organized and do not, as of yet, have audited year-end financial statements. As a result, BHK's and BHD's Audit Committees have not performed any of the above functions.

         The Audit Committee is governed by a written charter, which is attached hereto as Appendix A and will be attached every third year going forward.

         The members of the Audit Committee of each Trust are Messrs. Brimmer, (Chairman of the Audit Committee), Cavanagh, Dixon, Fabozzi, La Force and Mondale.

GOVERNANCE COMMITTEE

         Each of the Trusts has a Governance Committee composed of the Independent Directors. As part of its duties, the Governance Committee makes recommendations to the full Board of each Trust with respect to candidates for the Board and with respect to the compensation of Directors. With respect to BNA, there were five meetings of the Governance Committee and with respect to BCT, BHY, BKN, BKT, RAA, RFA, RNJ and RNY, there were four meetings of the Governance Committee held between November 1, 2000 and October 31, 2001. With respect to BAT, BFC, BGT, BLN, BMN, BMT, BPS, BSD, BRF, BRM and BQT, there were four meetings of the Governance Committee held between January 1, 2001 and December 31, 2001.

DIRECTORS' ATTENDANCE

         With respect to each Trust, all Directors attended during such Trust's last full fiscal year at least 75% of the aggregate of: (i) all regular meetings of the Board of the Trust, and (ii) all meetings of all committees of the Board of the Trust on which they served.

         Meeting information and Directors' attendance for BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BHK and BHD has not been provided because such Trusts have not been in operation for a full fiscal year.

OFFICERS OF THE TRUST

         In addition to Messrs. Fink and Schlosstein, all the following executive officers except Messrs. Schaney, and Klingert, hold the same position with each of the Trusts. With respect to Mr. Klingert, he is an officer of BRM, BLN, BFC, BRF, BKN, BMN, RAA, RFA, RNJ, RNY, BPS, BSD, BMT, BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK and BLH only. With respect to Mr. Schaney, he is an officer of BHY, BHK and BHD only.

                                                                                 OTHER PRINCIPAL OCCUPATIONS
             NAME AND AGE                            TITLE                             IN PAST 5 YEARS
------------------------------------     -----------------------------   ------------------------------------------
Anne F. Ackerley                         Secretary                       Managing Director of BlackRock, Inc. since
Age:  40                                                                 2000.  Formerly First Vice President and
                                                                         Chief Operating Officer, Mergers and
                                                                         Acquisitions Group at Merrill Lynch & Co.
                                                                         from 1997 to 2000; First Vice President and
                                                                         Chief Operating Officer, Public Finance
                                                                         Group at Merrill Lynch & Co. from 1995 to
                                                                         1997; First Vice President, Emerging
                                                                         Markets Fixed Income Research at Merrill
                                                                         Lynch & Co. prior thereto.

Henry Gabbay                             Treasurer                       Managing Director of BlackRock, Inc. and
Age: 54                                                                  its predecessor entities.

Robert S. Kapito                         Vice President                  Vice Chairman and Managing Director of
Age: 45                                                                  BlackRock, Inc. and its predecessor
                                                                         entities.

Kevin Klingert                           Vice President                  Managing Director of BlackRock, Inc. and
Age: 39                                                                  its predecessor entities.

James Kong                               Assistant Treasurer             Managing Director of BlackRock, Inc. and
Age: 41                                                                  its predecessor entities.

Dennis Schaney                           Vice President                  Managing Director of BlackRock, Inc. and
Age: 45                                                                  its predecessor entities and head of the
                                                                         High Yield Group since February 1998.
                                                                         Formerly, Managing Director Merrill Lynch &
                                                                         Co. in the Global Fixed Income Research and
                                                                         Economics Department.

Richard Shea, Esq.                       Vice President/ Tax             Managing Director of BlackRock, Inc. since
Age: 42                                                                  2000; Chief Operating Officer and Chief
                                                                         Financial Officer of Anthracite Capital,
                                                                         Inc. since 1998.  Formerly, Director of
                                                                         BlackRock, Inc. and its predecessor
                                                                         entities.


REMUNERATION

         The following table sets forth certain information regarding the compensation of the Trusts' directors.

                                                      TOTAL COMPENSATION
                                                     FROM THE FUND COMPLEX
NAME OF  PERSON                                      PAID TO DIRECTORS (1)
------------------------------------         -----------------------------------
Andrew F. Brimmer                                         $195,000(3)
Richard E. Cavanagh                                       $160,000(2)
Kent Dixon                                                $160,000(2)
Frank J. Fabozzi                                          $160,000(2)
James Clayburn La Force, Jr.                              $160,000(2)
Walter F. Mondale                                         $160,000(2)

----------------
(1) Represents the total compensation earned by such persons during the calendar year ended December 31, 2001 from the thirty closed-end funds advised by the Advisor (the "Fund Complex"). One of these funds, BTM, liquidated on June 29, 2001.

(2) Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2001. Of this amount, Messrs. Brimmer, Cavanagh, Dixon, Fabozzi, La Force and Mondale deferred $24,000, $24,000, $0, $0, $139,000 and $68,000, respectively, pursuant to the
         Fund Complex's deferred compensation plan (described below).

(3) Dr. Brimmer serves as "lead director" for each Board in the Fund Complex. For his services as lead director, Dr. Brimmer is compensated in the amount of $40,000 per annum by the Fund Complex allocated among the Trusts in the Fund Complex based on each Trust's relative net assets.

          Each Independent Director receives an annual fee calculated as follows: (i) $6,000 from each Trust in the Fund Complex and (ii) $1,500 for each meeting of each Board in the Fund Complex attended by such Independent Director. The total annual aggregate compensation for each Independent Director is capped at $160,000 per annum. In the event that the $160,000 cap is met with respect to an Independent Director, the amount of the Independent Director's fee borne by each Trust in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other Trusts in the Fund Complex (subject to a $2,000 minimum per Director). In addition, the attendance fees of each Independent Director of the Trusts are reduced proportionately, based on each respective Trust's net assets, so that the aggregate per meeting fee for all meetings of the Boards of the Trusts held on a single day does not exceed $20,000 for any Director. For BAT, BGT, BRM, BLN, BFC, BRF, BMN, BQT, BPS, BSD, BMT, BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK and BLH fees of $30,500, $75,500, $74,900, $52,800,
$50,800,  $39,600, $75,000, $74,200, $12,200, $30,700, $73,800, $4,600, $19,000,
$9,800, $4,800, $7,500, $4,100, $9,600, and $2,200,  respectively,  were accrued by each Trust from January 1, 2001 to December 31, 2001. For BHY, BCT, RAA, RFA, RNJ, RNY, BKN, BNA, BKT, BHK and BHD fees of $19,600, $13,500, $12,100, $12,100,
$12,100,  $12,100,  $67,700,  $74,500,  $74,900, $0 and $0,  respectively,  were accrued from November 1, 2000 to October 31, 2001.

         None of the Directors received any pension or retirement benefits. None of the officers of the Trusts received any compensation, including pension or retirement benefits, from the Trusts for such period. Messrs. Fink, Schlosstein, Kapito, Gabbay, Klingert, Kong, Schaney, Shea and Ms. Ackerley, officers of the Trusts, are also affiliated with the Advisor. They receive compensation from the Advisor or one of its affiliates although under the terms of the investment advisory agreements some portion of their compensation could be reimbursable by a particular Trust to the extent such person's working time is devoted to certain of that particular Trust's operations.

         Under the deferred compensation plan (the "Plan"), Independent Directors may elect to defer receipt of all or a portion of their annual compensation received from a Trust. Deferred amounts earn a return for the Directors as though equivalent dollar amounts had been invested in common shares of certain other Trusts selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such other Trusts. The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Trust. A Trust may, however, elect to invest in common shares of those Trusts selected by the Directors in order to match its deferred compensation obligations.

         THE  BOARD  OF  EACH  TRUST,   INCLUDING  THE  INDEPENDENT   DIRECTORS,
UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

                             ADDITIONAL INFORMATION


INVESTMENT ADVISOR

         The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with approximately $239 billion of assets under management as of December 31, 2001. BlackRock manages assets on behalf of institutions and individual investors worldwide, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, CA, Boston, MA, Edinburgh, Scotland, Tokyo, Japan and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. (NYSE: "PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

         The executive officers of the Advisor are:

NAME                                           POSITION
----                                           --------
Laurence D. Fink                               Chief Executive Officer
Ralph L. Schlosstein                           President
Robert S. Kapito                               Vice Chairman
Robert P. Connolly                             General Counsel and Secretary

Mr. Fink is a Director of the Trusts, Mr. Schlosstein is an officer and Director of the Trusts and Mr. Kapito is an officer of the Trusts.

BlackRock Financial Management, Inc., an affiliate of the Advisor and a wholly-owned subsidiary of BlackRock, currently serves as Sub-Advisor to BBF, BFK, BFZ, BNJ, BNY, BJZ, BPK, BLH, BHK and BHD.

INDEPENDENT AUDITORS

         Deloitte & Touche LLP ("D&T") has been selected as the independent auditors by a majority of each Trust's Board, including a majority of the Independent Directors by vote cast in person, to audit the accounts of each of the Trusts for and during each Trust's fiscal year ending in 2002. None of the Trusts knows of any direct or indirect financial interest of D&T in the Trusts.

AUDIT FEES

         Each Trust has paid to D&T fees for professional services rendered for the audit of each Trust's annual financial statements for the most recent fiscal year (or period) in the following amounts: BKN, $26,000; BRM, $26,000; BFC, $18,700; BRF, $18,700; BLN, $18,700; BCT, $14,300; BKT, $46,800; BHY, $18,700;
BQT, $42,400; BAT, $21,600; BMN, $33,300; RAA, $7,300; RFA, $7,300; RNJ, $7,300;
RNY, $7,300; BMT, $27,000;

BGT, 49,600;  BPS, 10,400;  BSD,  $21,000;  BNA,  $69,600;  BBF,  $24,000;  BFK,
$24,000;  BFZ, $24,000;  BNJ, $24,000;  BNY, $24,000; BJZ, $24,000; BPK, $24,000
and BLH, $24,000(1).

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         The Trusts, the Advisor, and affiliates of the Advisor performing services for one or more Trusts paid no fees to D&T in any Trust's most recent fiscal year for information systems design and implementation.

ALL OTHER FEES

         Each Trust paid fees to D&T in the Trust's most recent fiscal year for services other than those described above in the following amounts: BKN, $15,790; BRM, $17,324; BFC, $15,287; BRF, $15,018; BLN, $15,339; BCT, $30,713;
BKT, $52,625; BHY, $423; BQT, $23,350; BAT, $22,000; BMN, $11,600; RAA, $0; RFA,
$0; RNJ, $0; RNY, $0; BMT, $17,976; BGT, $41,051; BPS, $8,126; BSD, $8,775; BNA,
$26,025; BBF, $0; BFK, $0; BFZ, $0; BNJ, $0; BNY, $0; BJZ, $0; BPK, $0; and BLH,
$0.(1)

         The Advisor and affiliates of the Advisor performing services for one or more Trusts paid no fees to D&T in any Trust's most recent fiscal year for services other than those described above or for any other services.

         The Audit Committee of the Boards of each Trust have concluded that the provision of services other than audit services, by D&T to the Trusts, the Advisor and affiliates of the Advisor that provide services to the Trusts is compatible with maintaining D&T's independence in performing audit services.

         Representatives  of  D&T  will  attend  the  Meeting,   will  have  the
opportunity to make a statement if they desire to do so and will be available to answer questions.

FINANCIAL STATEMENTS AND OTHER INFORMATION

         Each Trust will furnish, without charge, a copy of such Trust's most recent Annual Report, if any, and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request. Requests should be directed to BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, DE 19809 (telephone number (800) 227-7BFM(7236)).

         Quarterly performance and other information regarding the Trusts may be found on BlackRock's website, which can be accessed at HTTP://WWW.BLACKROCK.COM/FUNDS/CEFUNDS.HTML. This reference to BlackRock's website is intended to allow investors to access information regarding the Trusts and is not intended to incorporate BlackRock's website into this proxy statement.

PRIVACY PRINCIPLES OF THE TRUSTS

         The Trusts are committed to maintaining the privacy of stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the

----------
(1) As newly organized Trusts, BHK and BHD have not completed their initial fiscal years.

Trusts collect, how the Trusts protect that information and why, in certain cases, the Trusts may share information with select other parties.

         Generally, the Trusts do not receive any nonpublic personal information relating to their stockholders, although certain nonpublic personal information of their stockholders may become available to the Trusts. The Trusts do not disclose any nonpublic personal information about their stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

         The Trusts restrict access to nonpublic personal information about the stockholders to employees of the Advisor with a legitimate business need for the information. The Trusts maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of their stockholders.

DEADLINE FOR STOCKHOLDER PROPOSALS

         Stockholder proposals intended for inclusion in the Trusts' proxy statement in connection with the Trusts' 2002 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") must be received by the Trusts at the Trusts' principal executive offices by December 2, 2002. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Trusts at the Trusts' principal executive offices not later than February 15, 2003.

OTHER MATTERS

         The management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                        Very truly yours,


                                        LAURENCE D. FINK
                                        Chairman


                                        RALPH L. SCHLOSSTEIN
                                        President

April 1, 2002

                                                                      APPENDIX A

JOINT AUDIT COMMITTEE CHARTER
OF THE BLACKROCK CLOSED-END FUNDS

STATEMENT OF PURPOSE

The Joint Audit Committee of the BlackRock Closed-End Funds (the "Trusts", each a "Trust") is charged with providing informed, vigilant and effective oversight of the Trust's financial reporting process and the internal controls which protect the integrity of the reporting process.

RESPONSIBILITIES

     o Recommending the selection, retention or termination of the Trust's auditors, including review of factors relating to the independence of the Trust's public auditors.

     o    Reviewing with the Trust's auditors the overall scope of the audit.

     o Reviewing the Trust's audited financial statements and audit results, including communications from the auditors relating to the Trust's accounting practices, procedures and internal accounting controls.

     o Presenting the Trust's interim financial statements at an Audit Committee meeting so that the Audit Committee has the opportunity to
          (i) review the materials before distribution to shareholders; and (ii) discuss any other matters related thereto as the Audit Committee deems necessary and appropriate.

     o Reviewing the adequacy of internal control systems, including internal audit activities and the security of electronic data processing, if any.

     o Reviewing such other matters regarding the Trust's financial and accounting practices as it or the Board of Trustees may deem advisable.

COMPOSITION

The Audit Committee shall be composed of at least three members of the Board of Trustees, all of whom are "independent" as defined by the New York Stock Exchange listing standards and the American Stock Exchange listing standards, respectively. According to the NYSE listing standards, a member is independent if he/she has no relationship with the Trust that may interfere with the exercise of his/her independence from BlackRock AND the Trust and is not (i) an employee of the Trust or BlackRock; (ii) a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Trust or has a direct business relationship with the Trust; (iii) employed as an executive of another company for which an executive of the Trust serves on that company's compensation committee; and does not (iv) have an immediate family member who is an executive officer of any Trust or BlackRock.

According to the AMEX listing standards, a member is independent if he/she is not an officer or employee of the Trust or a person having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director AND (i) is not employed by the Trust or BlackRock for the current year or any of the past three years; (ii) did not receive compensation from the

Trust or BlackRock in excess of $60,000 during the previous year, other than as compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation; (iii) does not have an immediate family member who is, or has been in any of the past three years, employed by the Trust or BlackRock; (iv) is not a partner in, or controlling shareholder or executive officer of, any for-profit business organization which received payments from or made payments to the Trust in excess of the greater of 5% gross revenue or $200,000 in any of the past three years; and (v) is not employed as an executive of another entity for which any of the Trust's executives serve on that entity's compensation committee.

Each member must be financially literate (i.e., have a basic understanding of financial statements) and at least one member must have accounting or related financial management expertise.

AUTHORITY

The Audit Committee shall have the authority to institute investigations of suspected improprieties, including the standing authority to retain special counsel or seek assistance from experts.

INTERACTION WITH MANAGEMENT

Management of the Trust shall inform the Audit Committee in advance of any proposed changes in accounting or financial reporting practices and of any other unusual events that could have a significant impact on the Trust's financial statements. Management shall advise the Audit Committee in advance when it seeks a second opinion on a significant accounting issue from an accountant that is not the Trust's independent auditor. The Trust's internal auditor shall have direct independent access to the Audit Committee.

RESOURCES

The Board of Trustees shall ensure that the Audit Committee had adequate resources with which to discharge its responsibility.

MEETINGS

The Audit Committee shall meet on a regular basis and special meetings shall be called as circumstances require. The committee shall meet privately with any internal auditor and the independent public accountant whenever it believes that it is necessary to do so.

REPORTING

The Audit Committee shall report its activities to the Board of Trustees on a regular basis, so that the Board is kept informed of its activities on a current basis.

The Audit Committee shall also provide relevant proxy disclosure to the Trust and determine satisfaction of the requirements that the committee has: (i) reviewed and discussed the audited financial statements with management of the Trust; (ii) discussed with the independent auditors the matters required to be discussed by the Statements on Auditing Standards No. 61; (iii) received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1 and has discussed with the auditors the auditors' independence; and whether it (iv) recommended to the Board of Directors of the Trust that the financial statements be included in the Trust's Annual Report for the past fiscal year, as filed with the Securities and Exchange Commission.

                                      PROXY

                                  THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

              ANDREW F. BRIMMER
                 KENT DIXON
              LAURENCE D. FINK

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


=================================================
              THE BLACKROCK
 INSURED MUNICIPAL 2008 TERM TRUST INC.
=================================================
             COMMON STOCK



Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                            MUNICIPAL 2018 TERM TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustee:

        JAMES CLAYBURN LA FORCE, JR.

        FOR     [_]    [_]  WITHHOLD



                =================================================
                                    BLACKROCK
                            MUNICIPAL 2018 TERM TRUST
                =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                     THE BLACKROCK ADVANTAGE TERM TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Advantage Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

              FRANK J. FABOZZI
             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


                =================================================
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                   BROAD INVESTMENT GRADE 2009 TERM TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Broad Investment Grade 2009 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

              FRANK J. FABOZZI
             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                   BROAD INVESTMENT GRADE 2009 TERM TRUST INC.
               =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
               CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

              ANDREW F. BRIMMER
                 KENT DIXON
              LAURENCE D. FINK

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
               CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
               =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                         BLACKROCK STRATEGIC BOND TRUST

                                  COMMON SHARES

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Strategic Bond Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                         BLACKROCK STRATEGIC BOND TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                     INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

              ANDREW F. BRIMMER
                 KENT DIXON
              LAURENCE D. FINK

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                    INVESTMENT QUALITY MUNICIPAL TRUST INC.
               =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                   PENNSYLVANIA STRATEGIC MUNICIPAL TRUST INC.

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                     PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
               NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

              ANDREW F. BRIMMER
                 KENT DIXON
              LAURENCE D. FINK

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
               =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                            BLACKROCK CORE BOND TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Core Bond Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                            BLACKROCK CORE BOND TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                      CALIFORNIA MUNICIPAL 2018 TERM TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

        JAMES CLAYBURN LA FORCE, JR.

        FOR     [_]    [_]  WITHHOLD



               =================================================
                                    BLACKROCK
                      CALIFORNIA MUNICIPAL 2018 TERM TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
               CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
               CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
               =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                         THE BLACKROCK INCOME TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Income Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                         THE BLACKROCK INCOME TRUST INC.
               =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                    THE BLACKROCK STRATEGIC MUNICIPAL TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                         FLORIDA MUNICIPAL INCOME TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Florida Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

        JAMES CLAYBURN LA FORCE, JR.

        FOR     [_]    [_]  WITHHOLD



               =================================================
                                    BLACKROCK
                         FLORIDA MUNICIPAL INCOME TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                    FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

             ANDREW F. BRIMMER
                 KENT DIXON
              LAURENCE D. FINK

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                    FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                   FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST

                                  COMMON SHARES

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock Florida Investment Quality Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                   FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                         THE BLACKROCK HIGH YIELD TRUST

                                  COMMON SHARES

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of The BlackRock High Yield Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

             ANDREW F. BRIMMER
                 KENT DIXON
              LAURENCE D. FINK

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                         THE BLACKROCK HIGH YIELD TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                        CALIFORNIA MUNICIPAL INCOME TRUST

                                  COMMON SHARES

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock California Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

        JAMES CLAYBURN LA FORCE, JR.

        FOR     [_]    [_]  WITHHOLD



               =================================================
                                    BLACKROCK
                     CALIFORNIA MUNICIPAL INCOME TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                        INSURED MUNICIPAL TERM TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Insured Municipal Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

        JAMES CLAYBURN LA FORCE, JR.

        FOR     [_]    [_]  WITHHOLD



               =================================================
                                  THE BLACKROCK
                        INSURED MUNICIPAL TERM TRUST INC.
               =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                       INVESTMENT QUALITY TERM TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Investment Quality Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                       INVESTMENT QUALITY TERM TRUST INC.
               =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                   NEW JERSEY INVESTMENT QUALITY MUNICIPAL INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
               NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
               =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                        BLACKROCK MUNICIPAL INCOME TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

        JAMES CLAYBURN LA FORCE, JR.

        FOR     [_]    [_]  WITHHOLD



               =================================================
                                  THE BLACKROCK
                             MUNICIPAL INCOME TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                        MUNICIPAL TARGET TERM TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Municipal Target Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Director:

        JAMES CLAYBURN LA FORCE, JR.

        FOR     [_]    [_]  WITHHOLD



               =================================================
                                  THE BLACKROCK
                        MUNICIPAL TARGET TERM TRUST INC.
               =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                   BLACKROCK
                    NEW YORK MUNICIPAL 2018 TERM TRUST INC.

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal 2018 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

        JAMES CLAYBURN LA FORCE, JR.

        FOR     [_]    [_]  WITHHOLD



               =================================================
                                  THE BLACKROCK
                       NEW YORK MUNICIPAL 2018 TERM TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
               =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                        NEW YORK MUNICIPAL INCOME TRUST

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New York Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

        JAMES CLAYBURN LA FORCE, JR.

        FOR     [_]    [_]  WITHHOLD



               =================================================
                                    BLACKROCK
                        NEW YORK MUNICIPAL INCOME TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                   NORTH AMERICAN GOVERNMENT INCOME TRUST INC.

                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock North American Government Income Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                   NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
               =================================================
                                  COMMON STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                     NEW JERSEY MUNICIPAL INCOME TRUST INC.

                                  COMMON SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the BlackRock New Jersey Municipal Income Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

        JAMES CLAYBURN LA FORCE, JR.

        FOR     [_]    [_]  WITHHOLD



               =================================================
                                    BLACKROCK
                        NEW JERSEY MUNICIPAL INCOME TRUST
               =================================================
                                  COMMON SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.

                                 PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

             ANDREW F. BRIMMER
                 KENT DIXON
              LAURENCE D. FINK

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                     INSURED MUNICIPAL 2008 TERM TRUST INC.
               =================================================
                                 PREFERRED STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                        MUNICIPAL TARGET TERM TRUST INC.

                                 PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Municipal Target Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                        MUNICIPAL TARGET TERM TRUST INC.
               =================================================
                                 PREFERRED STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                         MUNICIPAL 2018 TERM TRUST INC.

                                PREFERRED SHARES

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal 2018 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                       BLACKROCK MUNICIPAL 2018 TERM TRUST
               =================================================
                                PREFERRED SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                        INSURED MUNICIPAL TERM TRUST INC.

                                 PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Insured Municipal Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                        INSURED MUNICIPAL TERM TRUST INC.
               =================================================
                                 PREFERRED STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                             MUNICIPAL INCOME TRUST

                                  PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


                =================================================
                        BLACKROCK MUNICIPAL INCOME TRUST
                =================================================
                                PREFERRED SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
               CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                 PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock California Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

              FRANK J. FABOZZI
             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
               CALIFORNIA INVESTMENT QUALITY MUNICIPAL TRUST INC.
               =================================================
                                 PREFERRED STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                        CALIFORNIA MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock
California Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                    BLACKROCK
                        CALIFORNIA MUNICIPAL INCOME TRUST
                =================================================
                                PREFERRED SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                      CALIFORNIA MUNICIPAL 2018 TERM TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock California Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                    BLACKROCK
                      CALIFORNIA MUNICIPAL 2018 TERM TRUST
                =================================================
                                PREFERRED SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                 NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.

                                 PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

             ANDREW F. BRIMMER
                 KENT DIXON
              LAURENCE D. FINK

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                 NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
               =================================================
                                 PREFERRED STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                       NEW YORK MUNICIPAL 2018 TERM TRUST

                                PREFERRED SHARES

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal 2018 Term Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                    BLACKROCK
                       NEW YORK MUNICIPAL 2018 TERM TRUST
               =================================================
                                PREFERRED SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.

                                 PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock California Insured Municipal 2008 Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

             ANDREW F. BRIMMER
                 KENT DIXON
              LAURENCE D. FINK

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                CALIFORNIA INSURED MUNICIPAL 2008 TERM TRUST INC.
               =================================================
                                 PREFERRED STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                     PENNSYLVANIA STRATEGIC MUNICIPAL TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Pennsylvania Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

              FRANK J. FABOZZI
             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                     PENNSYLVANIA STRATEGIC MUNICIPAL TRUST
               =================================================
                                PREFERRED SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                        NEW JERSEY MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New Jersey Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                    BLACKROCK
                        NEW JERSEY MUNICIPAL INCOME TRUST
               =================================================
                                PREFERRED SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                         FLORIDA MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock Florida Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                    BLACKROCK
                         FLORIDA MUNICIPAL INCOME TRUST
               =================================================
                                PREFERRED SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                    BLACKROCK
                         NEW YORK MUNICIPAL INCOME TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of the BlackRock New York Municipal Income Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

            RICHARD E. CAVANAGH
        JAMES CLAYBURN LA FORCE, JR.

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                    BLACKROCK
                         NEW YORK MUNICIPAL INCOME TRUST
               =================================================
                                PREFERRED SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                    FLORIDA INSURED MUNICIPAL 2008 TERM TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Florida Insured Municipal 2008 Term Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

             ANDREW F. BRIMMER
                 KENT DIXON
              LAURENCE D. FINK

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                    FLORIDA INSURED MUNICIPAL 2008 TERM TRUST
               =================================================
                                PREFERRED SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                   FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferrred shares of The BlackRock Florida Investment Quality Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

              FRANK J. FABOZZI
             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                   FLORIDA INVESTMENT QUALITY MUNICIPAL TRUST
               =================================================
                                PREFERRED SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                    THE BLACKROCK STRATEGIC MUNICIPAL TRUST

                                PREFERRED SHARES

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the preferred shares of The BlackRock Strategic Municipal Trust (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Shareholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Trustees:

              FRANK J. FABOZZI
             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                    THE BLACKROCK STRATEGIC MUNICIPAL TRUST
               =================================================
                                PREFERRED SHARES





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                     INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                 PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

             ANDREW F. BRIMMER
                 KENT DIXON
              LAURENCE D. FINK

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                     INVESTMENT QUALITY MUNICIPAL TRUST INC.
               =================================================
                                 PREFERRED STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
                NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                 PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

              FRANK J. FABOZZI
             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
                NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
               =================================================
                                 PREFERRED STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

                                      PROXY

                                  THE BLACKROCK
               NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.

                                 PREFERRED STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of preferred stock of The BlackRock New Jersey Investment Quality Municipal Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

--------------------------------------------------------------------------------
                    PLEASE MARK BOXES IN BLUE OR BLACK INK.
                 SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                   USING THE ENCLOSED POSTAGE PAID ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

---------------------------------------  ---------------------------------------

________________________________________________________________________________

[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.



1.   Election of Directors:

              FRANK J. FABOZZI
             WALTER F. MONDALE
            RALPH L. SCHLOSSTEIN

        FOR                 WITHHOLD
        ALL     [_]    [_]  FROM ALL
      NOMINEES              NOMINEES


[_] ______________________________________
    For all nominees except as noted above


               =================================================
                                  THE BLACKROCK
               NEW JERSEY INVESTMENT QUALITY MUNICIPAL TRUST INC.
               =================================================
                                 PREFERRED STOCK





Mark box at right if an address change or comment has been       [_]
noted on the reverse side of this card.




Please be sure to sign and date this Proxy.


Signature:___________________________________________ Date:___________________

Co-owner Signature:__________________________________ Date:___________________

________________________________________________________________________________

--------------------------------------------------------------------------------

1. ELECTION OF DIRECTORS          FOR ALL          FOR ALL
                                  NOMINEES WITHHOLD EXCEPT
Frank J. Fabozzi                   [_]       [_]       [_]
Walter F. Mondale
Ralph L. Schlosstein


Instruction: To withhold authority "For" any individual nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

Mark box at right if comment or address change
has been noted on the reverse side of this card.       [_]

THE BLACKROCK
STRATEGIC TERM TRUST INC.
--------------------------------------------------------------------------------
COMMON STOCK

                                                   -----------------------------
Please be sure to sign and date this Proxy.        Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Shareholder sign here
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Co-owner sign here
--------------------------------------------------------------------------------

                                                                          (over)

--------------------------------------------------------------------------------
               ^ PLEASE DETACH AT PERFORATION ALONG DOTTED LINE ^


THE BLACKROCK STRATEGIC TERM TRUST INC.

--------------------------------------------------------------------------------
                                   IMPORTANT

                       PLEASE SEND IN YOUR PROXY...TODAY!

             YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHARE-
             HOLDERS WHO HAVE NOT RESPONDED.

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                                      101

                                      PROXY

                     THE BLACKROCK STRATEGIC TERM TRUST INC.
                                  COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Anne F. Ackerley, Robert S. Kapito and Henry Gabbay, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of The BlackRock Strategic Term Trust Inc. (the "Trust") held of record by the undersigned on February 28, 2002 at the Annual Meeting of Stockholders of the Trust to be held on May 23, 2002 or at any adjournments thereof.

  PLEASE MARK BOXES IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD
               PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.



                          (CONTINUED FROM OTHER SIDE)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.


--------------------------------------------------------------------------------
               ^ PLEASE DETACH AT PERFORATION ALONG DOTTED LINE ^


                                      102